POWER OF ATTORNEY


      We, the undersigned officers and Trustees of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Insured California Municipal Bond Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         SIGNATURE                      TITLE                       DATE
         ---------                      -----                       ----


/s/ Thomas J. Fetter            President and Principal      September 20, 2002
----------------------------    Executive Officer
Thomas J. Fetter


/s/ James L. O'Connor           Treasurer and Principal      September 20, 2002
----------------------------    Financial
James L. O'Connor               and Accounting Officer


/s/ Jessica M. Bibliowicz       Trustee                      September 20, 2002
----------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight            Trustee                      September 20, 2002
----------------------------
Donald R. Dwight


/s/ James B. Hawkes             Trustee                      September 20, 2002
----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III        Trustee                      September 20, 2002
----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                      September 20, 2002
----------------------------
Norton H. Reamer


/s/ Lynn A. Stout               Trustee                      September 20, 2002
----------------------------
Lynn A. Stout